MORGAN STANLEY Securitized Products Group	October 9, 2002

Computational Materials

$704,936,000

Approximately

Sequoia Mortgage Trust 11

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Morgan Stanley Dean Witter Credit Corporation

GreenPoint Mortgage Funding, Inc.

Cendent Mortgage Corporation

Servicers

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY Securitized Products Group	October 9, 2002

Sequoia Mortgage Trust 11

$704,936,000 (Approximate, Subject to Final Collateral)
Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

	Principal	WAL (Yrs)	Pymt Window	Certificate		Expected Ratings
Class	Balance (1)	(Call/Mat) (2)	(Mnths) (Call/Mat)(2)	Interest Rates	Tranche Type	S&P/Moody’s/Fitch

A	$695,210,000	3.91 / 4.24	1-121 / 1-361	Floater (3)	Senior	[AAA/Aaa/AAA]
X-1A	N/A	N/A	N/A	N/A	Senior	[AAA/Aaa/AAA]
X-1B	N/A	N/A	N/A	N/A	Senior	[AAA/Aaa/AAA]
X-B	N/A	N/A	N/A	N/A	Senior	[AAA/Aaa/AAA]
A-R	100	N/A	N/A	N/A	Senior	[AAA/Aaa/AAA]
B-1	$9,726,000	6.64 / 7.34	39-121 / 39-361	Floater (4)	Subordinate	[AA/Aa2/AA]
B-2	$5,764,000	Information Not Provided Hereby		N/A	Subordinate	[A/A2/A]
B-3	$3,962,000			N/A	Subordinate	[BBB/Baa2/BBB]
B-4	$1,801,000			N/A	Subordinate	[BB/Ba2/BB]
B-5	$1,080,000			N/A	Subordinate	[B/B2/B]
B-6	$2,882,787			N/A	Subordinate	NR/NR

Total	$720,425,887

(1)

Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class A and Class B-1 Certificates are shown to the Clean-Up Call Date (as described herein).

(3)

The Class A Certificates will initially have an interest rate equal to one-month LIBOR plus a margin (which margin [doubles] after the Clean-Up Call Date (as described herein)), subject to the lesser of (i) Net WAC Cap (as described herein) and (ii) [11.5]%.

(4)

The Class B-1 Certificates will initially have an interest rate equal to one-month LIBOR plus a margin (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)), subject to the lesser of (i) the weighted average Net WAC Cap (as described herein) and (ii) [11.5]%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TRANSACTION HIGHLIGHTS

Depositor:

Sequoia Residential Funding, Inc.

Co-Lead Managers:

Morgan Stanley and Greenwich Capital Markets, Inc.

Co-Managers:

Bear Stearns & Co. Inc. and Merrill Lynch

Master Servicer/

Securities Administrator:

Wells Fargo Bank Minnesota, National Association.

Trustee:

HSBC Bank USA.

Custodian:

Deutsche Bank National Trust Company and Wells Fargo Bank Minnesota N.A.

Rating Agencies:

S&P, Moody’s and Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this preliminary Term Sheet.

Cut-off Date:

October 1, 2002

Pricing Date:

On or about October [10/11], 2002.

Closing Date:

On or about October [30], 2002.

Distribution Dates:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in November 2002.

Certificates:

The “Senior Certificates” will consist of the Class A Certificates , the Class X-1A, Class X-1B, Class X-B (together, the “Class X Certificates”) and Class A-R Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.  Only the Class A and Class B-1 Certificates (collectively, the “Offered Certificates”) are being offered publicly.

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Clean-Up Call:

The terms of the transaction allow for a termination of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the sum of the (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Prefunding Amount (the “Clean-Up Call Date”).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TRANSACTION HIGHLIGHTS

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of approximately $720,425,887 adjustable rate, prime quality mortgage loans in aggregate secured by first liens on one- to four-family residential properties.  The information on the Mortgage Loans described herein is based on the closing date pool of approximately $570,425,887.  (the “Initial Mortgage Loans”)  It is expected that the trust will prefund approximately $150,000,000 for [1] month (the “Prefunding Period”) after the closing date. All Mortgage Loans are originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

Initial

Mortgage Loans:

The Initial Mortgage Loans have an aggregate principal balance as of the cut-off date of approximately $570,425,887.  Approximately 47.69%, 37.25%, 13.30% and 1.76% of the Initial Mortgage Loans are originated by GreenPoint Mortgage Funding, Inc. (“Greenpoint”), Morgan Stanley Dean Witter Credit Corporation (“MSDWCC”), Merrill Lynch Credit Corp. and Cendent Mortgage Corporation respectively.

Approximately 27.6% and 72.4% of the Initial Mortgage Loans are one-month LIBOR and six-month LIBOR indexed Mortgage Loans, respectively.  Substantially all of the Initial Mortgage Loans have original terms to maturity of approximately 25 to 30 years.  Approximately 47.7% and 52.3% of the Initial Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.  In each case, after such 5-year or 10-year interest-only term, such Initial Mortgage Loans are scheduled to amortize on a 25-year or 15-year fully amortizing basis, respectively.

Prefunding:

A deposit of approximately $150,000,000 (the initial “Prefunding Amount”) will be made to the Prefunding Account on the Closing Date.  On or prior to the close of the Prefunding Period, the Prefunding Amount on deposit in the Prefunding Account will be used to purchase additional mortgage loans (the “Subsequent Mortgage Loans”), to the extent available, having similar characteristics to the MSDWCC and GreenPoint originated Initial Mortgage Loans).  Any portion of such deposit amount remaining on the last day of such Prefunding Period will be distributed as principal on the Certificates.

Capitalized Interest

Amount:

On the Closing Date, a deposit (the “Capitalized Interest Amount”) will be made to the Capitalized Interest Account, which will be applied to cover shortfalls in the amount of interest generated by the Initial Mortgage Loans during the Prefunding Period and the Distribution Date immediately after the Prefunding Period.  The Capitalized Interest Amount will only cover shortfalls due to prefunding for the Certificates.

Net WAC:

The “Net WAC” of the Mortgage Loans is equal to the weighted average mortgage loan rate of the Mortgage Loans less the servicing and master servicing fee rates.

Accrued Interest:

The Class A and B-1 Certificates will settle flat.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Class A and Class B-1 Certificates for a given Distribution Date will be the period beginning, on the 20th day of the month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month (on a 30/360 basis for the Class A and Class B-1 Certificates).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TRANSACTION HIGHLIGHTS

Net WAC Cap:

The weighted average of the net mortgage rates for the Mortgage Loans.

If on any Distribution Date, the Certificate Interest Rate of the Class A and/or Class B-1 Certificates is subject to the Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap, but only up to [11.5]%) over (ii) the amount of interest received on such Certificates based on the Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap, but only up to [11.5]%) (together, the “Basis Risk Shortfall Amount”).

Basis Risk Reserve Fund:

As of the Closing Date, the “Basis Risk Reserve Fund” will be established on behalf of the Offered Certificates.  The Basis Risk Reserve Fund will be funded with any excess interest available after priority 1 through 5 in “Certificates Priority of Distributions” herein.  The Basis Risk Reserve Fund will not be an asset of the REMIC.  The Offered Certificates will be entitled to receive payments from the Basis Risk Reserve Fund from the Mortgage Loans in an amount equal to the Basis Risk Shortfall Amount.  Any amounts remaining in the Basis Risk Reserve Fund after such distribution will be distributed to the Class X Certificates.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates (total subordination initially [3.50]%).

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.15]%).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TRANSACTION HIGHLIGHTS

Shifting Interest:

Until the first Distribution Date occurring after October 2012, the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

November 2002 – October 2012

[  0% Pro Rata Share]

November 2012 – October 2013

[30% Pro Rata Share]

November 2013 – October 2014

[40% Pro Rata Share]

November 2014 – October 2015

[60% Pro Rata Share]

November 2015 – October 2016

[80% Pro Rata Share]

November 2016 and after

[100% Pro Rata Share]

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers).  However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in November 2005 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the applicable current senior percentage (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the sum of (i) the aggregate principal balance of the  Mortgage Loans as of the Cut-off Date and (ii) the Prefunding Amount) the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A Certificates in reduction of their Certificate principal balance.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) on the Mortgage Loans will be allocated to the Class A Certificates and the Subordinate Certificates on a pro-rata basis.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TRANSACTION HIGHLIGHTS

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

To the Senior Certificates accrued and unpaid interest at the related Certificate Interest Rates, from the mortgage loans provided that any amounts distributable to the X Certificates will be applied to pay basis risk shortfalls on the Class A and Class B-1 Certificates.

2)

To the Class A-R Certificate, principal allocable to such Certificate, from the mortgage loans until the principal balance is reduced to zero.

3)

To the Class A Certificates, principal allocable to such Certificates, until the principal balance is reduced to zero.

4)

To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate.

5)

To the Class B-1 Certificates, principal allocable to such Certificates.

6)

To the Class A and Class B-1 Certificates, in that order, the Basis Risk Shortfall Amount (from amounts available as described in “Basis Risk Reserve Fund” herein).

7)

To the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Certificates.

8)

To the Class A-R Certificate, any remaining amount.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

To Call

Percentage of Class A Certificate Principal Balance Outstanding

Dates	CPR 10%	CPR 15%	CPR 20%	CPR 25%	CPR 30%
Initial	100	100	100	100	100
10/20/2003	90	85	80	74	69
10/20/2004	80	71	63	55	47
10/20/2005	72	60	50	41	33
10/20/2006	64	51	40	30	23
10/20/2007	58	43	32	23	16
10/20/2008	51	36	25	17	11
10/20/2009	45	30	20	12	0
10/20/2010	40	25	16	0	0
10/20/2011	35	21	12	0	0
10/20/2012	31	18	10	0	0
10/20/2013	27	14	0	0	0
10/20/2014	23	12	0	0	0
10/20/2015	20	0	0	0	0
10/20/2016	17	0	0	0	0
10/20/2017	14	0	0	0	0
10/20/2018	12	0	0	0	0
10/20/2019	10	0	0	0	0
10/20/2020	0	0	0	0	0
10/20/2021	0	0	0	0	0
10/20/2022	0	0	0	0	0
10/20/2023	0	0	0	0	0
10/20/2024	0	0	0	0	0
10/20/2025	0	0	0	0	0
10/20/2026	0	0	0	0	0
10/20/2027	0	0	0	0	0
10/20/2028	0	0	0	0	0
10/20/2029	0	0	0	0	0
10/20/2030	0	0	0	0	0
10/20/2031	0	0	0	0	0
10/20/2032	0	0	0	0	0
10/20/2033	0	0	0	0	0
Average Life (years) (1)	7.35	5.20	3.91	3.05	2.48
First Principal Payment Date	11/20/2002	11/20/2002	11/20/2002	11/20/2002	11/20/2002
Last Principal Payment Date	11/20/2019	9/20/2015	11/20/2012	9/20/2010	4/20/2009

(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 To Call

Percentage of Class B-1 Certificate Principal Balance Outstanding

Dates	CPR 10%	CPR 15%	CPR 20%	CPR 25%	CPR 30%
Initial	100	100	100	100	100
10/20/2003	100	100	100	100	100
10/20/2004	100	100	100	100	100
10/20/2005	100	100	100	93	84
10/20/2006	100	100	83	70	59
10/20/2007	100	90	66	52	41
10/20/2008	100	75	52	39	28
10/20/2009	93	63	41	29	0
10/20/2010	83	53	33	0	0
10/20/2011	73	44	26	0	0
10/20/2012	65	37	20	0	0
10/20/2013	56	30	0	0	0
10/20/2014	48	24	0	0	0
10/20/2015	41	0	0	0	0
10/20/2016	35	0	0	0	0
10/20/2017	29	0	0	0	0
10/20/2018	24	0	0	0	0
10/20/2019	20	0	0	0	0
10/20/2020	0	0	0	0	0
10/20/2021	0	0	0	0	0
10/20/2022	0	0	0	0	0
10/20/2023	0	0	0	0	0
10/20/2024	0	0	0	0	0
10/20/2025	0	0	0	0	0
10/20/2026	0	0	0	0	0
10/20/2027	0	0	0	0	0
10/20/2028	0	0	0	0	0
10/20/2029	0	0	0	0	0
10/20/2030	0	0	0	0	0
10/20/2031	0	0	0	0	0
10/20/2032	0	0	0	0	0
10/20/2033	0	0	0	0	0
Average Life (years) (1)	12.10	8.76	6.64	5.42	4.59

First Principal Payment Date	4/20/2009	3/20/2007	1/20/2006	5/20/2005	11/20/2004
Last Principal Payment Date	11/20/2019	9/20/2015	11/20/2012	9/20/2010	4/20/2009

(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 To Maturity

Percentage of Class A Certificate Principal Balance Outstanding

Dates	CPR 10%	CPR 15%	CPR 20%	CPR 25%	CPR 30%
Initial	100	100	100	100	100
10/20/2003	90	85	80	74	69
10/20/2004	80	71	63	55	47
10/20/2005	72	60	50	41	33
10/20/2006	64	51	40	30	23
10/20/2007	58	43	32	23	16
10/20/2008	51	36	25	17	11
10/20/2009	45	30	20	12	8
10/20/2010	40	25	16	9	5
10/20/2011	35	21	12	7	4
10/20/2012	31	18	10	5	3
10/20/2013	27	14	7	4	2
10/20/2014	23	12	6	3	1
10/20/2015	20	9	4	2	1
10/20/2016	17	7	3	1	0
10/20/2017	14	6	2	1	0
10/20/2018	12	5	2	1	0
10/20/2019	10	4	1	0	0
10/20/2020	8	3	1	0	0
10/20/2021	7	2	1	0	0
10/20/2022	5	2	0	0	0
10/20/2023	4	1	0	0	0
10/20/2024	3	1	0	0	0
10/20/2025	2	1	0	0	0
10/20/2026	2	0	0	0	0
10/20/2027	1	0	0	0	0
10/20/2028	1	0	0	0	0
10/20/2029	0	0	0	0	0
10/20/2030	0	0	0	0	0
10/20/2031	0	0	0	0	0
10/20/2032	0	0	0	0	0
10/20/2033	0	0	0	0	0
Average Life (years)	7.72	5.58	4.24	3.35	2.72

First Principal Payment Date	11/20/2002	11/20/2002	11/20/2002	11/20/2002	11/20/2002
Last Principal Payment Date	11/20/2032	11/20/2032	11/20/2032	11/20/2032	11/20/2032

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

To Maturity

Percentage of Class B-1 Certificate Principal Balance Outstanding

Dates	CPR 10%	CPR 15%	CPR 20%	CPR 25%	CPR 30%
Initial	100	100	100	100	100
10/20/2003	100	100	100	100	100
10/20/2004	100	100	100	100	100
10/20/2005	100	100	100	93	84
10/20/2006	100	100	83	70	59
10/20/2007	100	90	66	52	41
10/20/2008	100	75	52	39	28
10/20/2009	93	63	41	29	20
10/20/2010	83	53	33	21	14
10/20/2011	73	44	26	16	9
10/20/2012	65	37	20	12	6
10/20/2013	56	30	15	8	4
10/20/2014	48	24	12	6	3
10/20/2015	41	20	9	4	2
10/20/2016	35	16	7	3	1
10/20/2017	29	13	5	2	1
10/20/2018	24	10	4	1	1
10/20/2019	20	8	3	1	0
10/20/2020	17	6	2	1	0
10/20/2021	14	5	1	0	0
10/20/2022	11	3	1	0	0
10/20/2023	8	3	1	0	0
10/20/2024	6	2	0	0	0
10/20/2025	5	1	0	0	0
10/20/2026	3	1	0	0	0
10/20/2027	2	0	0	0	0
10/20/2028	1	0	0	0	0
10/20/2029	1	0	0	0	0
10/20/2030	1	0	0	0	0
10/20/2031	0	0	0	0	0
10/20/2032	0	0	0	0	0
10/20/2033	0	0	0	0	0
Average Life (years)	12.88	9.56	7.34	6.10	5.22

First Principal Payment Date	4/20/2009	3/20/2007	1/20/2006	5/20/2005	11/20/2004
Last Principal Payment Date	11/20/2032	11/20/2032	11/20/2032	11/20/2032	11/20/2032

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Available Funds Cap Schedule

Assumptions: 20% CPR Hard Cap: 11.5% To Call: 10% 1 Month LIBOR: 20.0% 6 Month LIBOR: 20.0%

The available funds cap is calculated using the above noted assumptions.

Distribution Available Period Funds Cap 1 3.33% 2 5.16% 3 5.64% 4 5.75% 5 10.09% 6 10.35% 7 10.35% 8 and after 11.50%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 11
Mortgage Loans
As of the Cut-off Date

TOTAL CURRENT BALANCE:	$570,425,887
NUMBER OF LOANS:	1,608

			Minimum		Maximum
AVG CURRENT BALANCE:	$354,742		$28,639		$5,800,000
AVG ORIGINAL BALANCE:	$356,641		$31,000		$5,800,000

WAVG LOAN RATE:	3.697%		2.875%		4.500%
WAVG SERVICING FEE:	0.362%		0.250%		0.625%
WAVG NET LOAN RATE:	3.335%		2.500%		4.250%

WAVG GROSS MARGIN:	1.803%		1.000%		2.750%
WAVG MAXIMUM LOAN RATE:	12.000%		12.000%		12.000%
WAVG PERIODIC RATE CAP:	Not Applicable	%	Not Applicable	%	Not Applicable	%
WAVG FIRST RATE CAP:	Not Applicable	%	Not Applicable	%	Not Applicable	%

WAVG ORIGINAL LTV:	68.28%		7.32%		102.35%
WAVG EFFECTIVE LTV:	66. 80%		7.32%		100.00%

WAVG CREDIT SCORE:	731		511		826

WAVG ORIGINAL TERM:	329	months	300	months	360	months
WAVG REMAINING TERM:	327	months	280	months	360	months
WAVG SEASONING:	2	months	0	months	20	months

WAVG NEXT RATE RESET:	3.4	months	1	months	6	months
WAVG RATE ADJ FREQ:	4.6	months	1	months	6	months
WAVG FIRST RATE ADJ FREQ:	4.6	months	1	months	6	months

WAVG IO ORIGINAL TERM:	91	months	60	months	120	months
WAVG IO REMAINING TERM:	90	Months	45	months	119	months

TOP STATE CONCENTRATIONS ($):	25.81% California, 12.29% Florida, 8.06 Georgia
MAXIMUM ZIP CODE CONCENTRATION ($):	1.02% 34108 (Naples, Florida)

FIRST PAY DATE:			March 1, 2001		November 1, 2002
RATE CHANGE DATE:			November 1, 2002		April 1. 2003
MATURE DATE:			February 1, 2026		October 1, 2032

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 11
Mortgage Loans
As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINATOR:	Mortgage Loans	the Cut-off Date	the Cut-off Date
GreenPoint	820	$272,041,171.49	47.69%
MSDWCC	573	212,494,410.90	37.25
Merrill Lynch Credit Corp.	190	75,878,102.95	13.30
Cendant Mortgage Corporation	25	10,012,201.65	1.76
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cut-off Date	the Cut-off Date
6 M LIBOR	1,210	$413,190,345.64	72.44%
1 M LIBOR	398	157,235,541.35	27.56
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
ARM	1,608	$570,425,886.99	100.00%
Total	1,608	$570,425,886.99	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 11
Mortgage Loans
As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cut-off Date	the Cut-off Date
0.01 - 100,000.00	115	$9,026,875.84	1.58%
100,000.01 - 200,000.00	454	67,833,321.47	11.89
200,000.01 - 300,000.00	331	82,042,012.75	14.38
300,000.01 - 400,000.00	252	88,894,846.88	15.58
400,000.01 - 500,000.00	156	71,132,664.54	12.47
500,000.01 - 600,000.00	87	48,271,603.26	8.46
600,000.01 - 700,000.00	69	44,524,280.07	7.81
700,000.01 - 800,000.00	36	27,124,212.64	4.76
800,000.01 - 900,000.00	26	22,127,620.23	3.88
900,000.01 - 1,000,000.00	40	38,530,552.62	6.75
1,000,000.01 - 1,100,000.00	4	4,341,580.77	0.76
1,100,000.01 - 1,200,000.00	7	8,185,144.17	1.43
1,200,000.01 - 1,300,000.00	5	6,263,375.00	1.10
1,300,000.01 - 1,400,000.00	2	2,640,000.00	0.46
1,400,000.01 - 1,500,000.00	4	5,989,014.59	1.05
1,500,000.01 - 1,600,000.00	3	4,711,150.00	0.83
1,600,000.01 - 1,700,000.00	3	4,833,000.00	0.85
1,700,000.01 - 1,800,000.00	1	1,740,000.00	0.31
1,800,000.01 - 1,900,000.00	1	1,871,250.00	0.33
1,900,000.01 - 2,000,000.00	7	13,915,758.26	2.44
2,300,000.01 - 2,400,000.00	1	2,399,623.90	0.42
2,400,000.01 - 2,500,000.00	1	2,500,000.00	0.44
2,800,000.01 - 2,900,000.00	2	5,728,000.00	1.00
3,000,000.01 >=	1	5,800,000.00	1.02
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
	Mortgage Loans	the Cut-off Date	the Cut-off Date
LOAN RATE (%):
2.501 - 3.000	4	$2,234,349.32	0.39%
3.001 - 3.500	600	207,083,812.16	36.30
3.501 - 4.000	885	314,457,536.09	55.13
4.001 - 4.500	119	46,650,189.42	8.18
Total	1,608	$570,425,886.99	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 11
Mortgage Loans
As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
1.000	1	$214,374.32	0.04%
1.125	3	3,422,376.00	0.60
1.250	2	1,108,577.75	0.19
1.375	8	4,645,169.00	0.81
1.500	253	91,345,608.89	16.01
1.625	463	155,533,090.85	27.27
1.750	52	19,949,669.93	3.50
1.875	296	96,108,134.62	16.85
2.000	248	90,653,979.81	15.89
2.125	272	97,951,431.51	17.17
2.250	5	4,427,499.31	0.78
2.375	3	1,710,975.00	0.30
2.500	1	2,860,000.00	0.50
2.750	1	495,000.00	0.09
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
Not Applicable	1,608	$570,425,886.99	100.00%
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
Not Applicable	1,608	$570,425,886.99	100.00%
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM LOAN RATE (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
12.000	1,608	$570,425,886.99	100.00%
Total	1,608	$570,425,886.99	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 11
Mortgage Loans
As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
300	788	$298,384,715.50	52.31%
360	820	272,041,171.49	47.69
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
277 – 282	1	$210,000.00	0.04%
283 – 288	4	3,129,207.18	0.55
289 – 294	2	276,680.00	0.05
295 – 300	781	294,768,828.32	51.68
343 – 348	1	600,000.00	0.11
355 – 360	819	271,441,171.49	47.59
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO REMAINING TERM (Months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
42 – 47	1	$600,000.00	0.11%
54 – 59	815	270,582,921.49	47.44
60 – 65	4	858,250.00	0.15
96 – 101	1	210,000.00	0.04
102 – 107	4	3,129,207.18	0.55
108 – 113	2	276,680.00	0.05
114 – 119	781	294,768,828.32	51.68
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
11/1/2002	398	$157,235,541.35	27.56%
12/1/2002	4	2,523,655.69	0.44
1/1/2003	56	20,279,589.32	3.56
2/1/2003	591	214,049,263.27	37.52
3/1/2003	555	175,479,587.36	30.76
4/1/2003	4	858,250.00	0.15
Total	1,608	$570,425,886.99	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  Representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 11
Mortgage Loans
As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
0.01 – 10.00	1	$300,000.00	0.05%
10.01 – 20.00	14	4,433,772.57	0.78
20.01 – 30.00	29	9,039,755.66	1.58
30.01 – 40.00	68	22,854,401.39	4.01
40.01 – 50.00	108	40,286,321.68	7.06
50.01 – 60.00	176	82,963,161.73	14.54
60.01 – 70.00	293	120,453,714.43	21.12
70.01 – 80.00	731	242,881,228.40	42.58
80.01 – 90.00	66	14,984,194.82	2.63
90.01 – 100.00	121	30,489,336.31	5.35
100.01 >=	1	1,740,000.00	0.31
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
EFFECTIVE LTV (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
0.01 - 10.00	1	$300,000.00	0.05%
10.01 - 20.00	14	4,433,772.57	0.78
20.01 - 30.00	30	9,259,555.66	1.62
30.01 - 40.00	68	22,854,401.39	4.01
40.01 - 50.00	118	43,436,071.66	7.61
50.01 - 60.00	183	85,732,823.74	15.03
60.01 - 70.00	355	140,942,360.48	24.71
70.01 - 80.00	725	240,414,524.40	42.15
80.01 - 90.00	62	13,714,394.82	2.40
90.01 - 100.00	52	9,337,982.27	1.64
Total	1,608	$570,425,886.99	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 11
Mortgage Loans
As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
N/A	2	$644,900.00	0.11%
501 - 525	2	1,170,000.00	0.21
526 - 550	2	795,000.00	0.14
551 - 575	5	1,038,186.72	0.18
576 - 600	10	4,298,573.24	0.75
601 - 625	15	5,717,532.26	1.00
626 - 650	37	12,599,795.99	2.21
651 - 675	98	35,012,640.33	6.14
676 - 700	214	83,724,214.32	14.68
701 - 725	281	101,080,462.51	17.72
726 - 750	287	104,279,945.24	18.28
751 - 775	318	118,887,252.66	20.84
776 - 800	287	89,141,368.43	15.63
801 - 825	48	11,552,715.29	2.03
826 - 850	2	483,300.00	0.08
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
AMORTIZATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Interest Only	1,608	$570,425,886.99	100.00%
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Full Documentation	842	$287,825,725.88	50.46%
Alternative	579	210,584,768.11	36.92
Limited	158	64,055,338.71	11.23
No Ratio	15	3,848,396.04	0.67
No Asset Verification	11	2,444,158.25	0.43
No Income Verifier	3	1,667,500.00	0.29
Total	1,608	$570,425,886.99	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  Representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 11
Mortgage Loans
As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	1,454	$526,030,134.02	92.22%
Second Home	112	34,615,517.23	6.07
Investor	42	9,780,235.74	1.71
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family Residence	954	$351,306,491.22	61.59%
PUD	487	171,700,723.98	30.10
Condo	136	34,697,345.54	6.08
Multifamily	17	6,743,636.25	1.18
2-4 Family	6	3,151,540.00	0.55
Co-op	7	2,758,450.00	0.48
Townhouse	1	67,700.00	0.01
Total	1,608	$570,425,886.99	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Rate/Term Refinance	658	$211,099,367.85	37.01%
Purchase	486	185,774,770.01	32.57
Cash Out Refinance	464	173,551,749.13	30.42
Total	1,608	$570,425,886.99	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 11
Mortgage Loans
As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cut-off Date	the Cut-off Date
California	307	$147,226,706.90	25.81%
Florida	169	70,133,313.77	12.29
Georgia	170	45,991,121.28	8.06
New Jersey	48	27,150,241.81	4.76
Arizona	107	25,569,974.05	4.48
North Carolina	89	23,768,472.65	4.17
New York	54	23,412,734.31	4.10
Illinois	54	21,161,810.81	3.71
Texas	67	17,638,676.71	3.09
Colorado	54	16,525,946.08	2.90
Massachusetts	26	14,845,259.24	2.60
Virginia	44	13,810,459.75	2.42
Connecticut	22	12,727,199.52	2.23
South Carolina	34	10,741,453.73	1.88
Pennsylvania	34	10,242,826.04	1.80
Ohio	42	8,196,072.44	1.44
Maryland	21	7,739,489.38	1.36
Michigan	26	7,399,210.57	1.30
Washington	22	7,055,629.70	1.24
Minnesota	24	7,036,221.81	1.23
Tennessee	27	6,933,999.15	1.22
Hawaii	9	6,830,025.28	1.20
Oregon	22	5,861,025.80	1.03
Nevada	24	5,592,786.88	0.98
District of Columbia	8	2,989,483.57	0.52
Utah	8	2,551,922.59	0.45
Missouri	10	2,401,929.11	0.42
Idaho	5	2,132,458.16	0.37
Alabama	11	1,978,356.81	0.35
Kansas	7	1,931,594.35	0.34
Arkansas	6	1,482,244.00	0.26
New Mexico	5	1,258,677.40	0.22
Louisiana	4	1,163,500.00	0.20
New Hampshire	5	1,015,600.00	0.18
Alaska	6	1,000,739.95	0.18
Indiana	6	939,000.00	0.16
Wisconsin	5	921,150.06	0.16
Delaware	5	739,421.12	0.13
Montana	2	724,100.00	0.13
Kentucky	2	626,017.59	0.11
Vermont	3	534,400.00	0.09
Maine	2	531,000.00	0.09
Nebraska	2	509,000.00	0.09
Iowa	3	497,100.00	0.09
Mississippi	2	350,349.00	0.06
Wyoming	2	234,985.62	0.04
North Dakota	2	209,200.00	0.04
Rhode Island	1	113,000.00	0.02
Total	1,608	$570,425,886.99	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.